Streaming Arrangement	12 Months Ended
Jun. 30, 2024
Streaming Contract Liabilities [Abstract]
Disclosure of steaming contract liabilities explanatory	Streaming arrangements
Accounting policy
The streaming contract was assessed and has been accounted for as an own-use customer contract. At acquisition, the streaming contract was initially recognised at a fair value of R1.4 billion in accordance with IFRS 3. The fair value of the contract took into consideration the existing unfavourable gold price terms at acquisition, in relation to the comparative market gold price.
The obligation to deliver the contractually stipulated ounces over the remaining term of the agreement results in a significant financing component. The interest accrues on the contract liability over the remaining contractual term. As the performance obligation to deliver gold is met, the contract liability unwinds into revenue classified as "consideration from streaming contract" in note 4.

The current portion of the liability is determined with reference to the current production profile of the operation for the next 12 months.

Critical accounting estimates and judgements
The fair value of the unfavourable contract liability, which forms part of the streaming arrangement with Franco-Nevada Barbados (Franco-Nevada), was measured as the difference between a market analyst consensus of gold prices and the fixed cash consideration to be received for gold delivered. A post-tax real rate of 11.6% was used to discount the liability over the expected period of delivery to settle the contract.

Changes in the production plan will affect the subsequent measurement prospectively. This is the only input that is considered for subsequent measurement. Harmony's cost of debt of 7.7% was used to impute the finance cost for the significant financing component recognised on the streaming contract liability.
29    Streaming arrangements continued
Streaming arrangement with Franco-Nevada Barbados
Harmony's subsidiary, Chemwes, which owns the Mine Waste Solutions operation (MWS), has a contract with Franco-Nevada. Franco-Nevada is entitled to receive 25% of all the gold produced through MWS. As part of the acquisition of MWS, Harmony assumed the obligations enforced by the Franco-Nevada contract.

The contract is a streaming agreement that commenced on 17 December 2008 for which Franco-Nevada paid US$125 million upfront for the right to purchase 25% of the gold production through MWS for a fixed amount of consideration until the balance of gold cap is delivered. As at 1 October 2020, the US$125 million upfront payment has been settled. The gold cap is a provision included in the contract, which stipulates the maximum quantity of gold to be sold to Franco-Nevada over the term of the agreement. The consideration is determined as the lower of the quoted spot gold price as per the London Metals Exchange or US$400 per ounce, adjusted with an annual escalation adjustment.

Contract liability and gold delivered
Reconciliation of the ounces owed to Franco-Nevada:

Figures in ounces (oz)	2024	2023
Balance at beginning of year	38 888	61 157
Delivered	(29 724)	(22 269)
Balance at end of year	9 164	38 888

The contract price receivable in US$/oz for each ounce of gold delivered is as follows:
•17 December 2020 – 16 December 2021: US$437/oz
•17 December 2021 – 16 December 2022: US$442/oz
•17 December 2022 – 16 December 2023: US$446/oz
•17 December 2023 – 30 June 2024: US$451/oz.

Reconciliation of the streaming contract liability:

	SA Rand
Figures in million	2024	2023
Balance at beginning of year	390	687
Finance costs related to significant financing component	18	41
Non-cash consideration for delivery of gold ounces (included in Revenue)	(323)	(338)
Balance at end of year	85	390
Current portion of streaming contract liability	85	285
Non-current portion of streaming contract liability	—	105